Exhibit 32.2
AMERICAN WATER WORKS COMPANY, INC.
CERTIFICATION PURSUANT TO
RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, David M. Bowler, Executive Vice President and Chief Financial Officer of American Water Works Company, Inc. (the “Company”), hereby certify that, based on my knowledge:
(1) The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ DAVID M. BOWLER
David M. Bowler Executive Vice President and Chief Financial Officer (Principal Financial Officer)
February 18, 2026